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                                                                      EXHIBIT 23









                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS









         As independent public accountants, we hereby consent to the incorporation by reference of our reports dated January 29, 1999 and to all references to our firm, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-65604, 33-66780, 33-59938, 33-64628, 33-64741, 33-63523, 33-38847, 333-62435 and 333-38847.


                                                      ARTHUR ANDERSEN LLP







Atlanta, Georgia
March 31, 1999